UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TAO MINERALS LTD.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TAO MINERALS LTD.
Officina 301, Carrera 48 #12
Sur 148, Medellin, Colombia
NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON January 29, 2010 at 10:00 a.m. (Colombia Time)

NOTICE IS HEREBY GIVEN that Tao Minerals Ltd., a Nevada corporation, will hold an annual and special meeting of stockholders on Friday, January 29, 2010 at 10:00 a.m. (local time) at Officina 301, Carrera 48 #12, Sur 148, Medellin, Colombia (the “Meeting”). The Meeting is being held for the following purposes:

1.	to elect James A. Sikora, Duncan Bain and Walter (Terry) Plummer to serve as directors of our company;

2.	to ratify the appointment of Larry Wolfe, Certified Public Accountant as our independent public accounting firm for the year ending January 31, 2010;

3.	an amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 2,760,000 shares to 1,000,000,000 shares, par value of $0.001 per share;

4.

an amendment to our Articles of Incorporation for the alteration of our authorized share capital to (i) remove the 1,000,000 preferred “A” stock with a par value of $0.001 per share and (ii) to authorize the issuance of up to 100,000,000 shares of preferred stock, par value of $0.001 per share (the "Preferred Shares"), for which the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of the Preferred Shares; and

(collectively, the “Amendments”);

5.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote “for” each of the nominees and vote “for” each proposal.

Our board has fixed the close of business on December 16, 2009 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: January 6, 2010.

By Order of the Board of Directors,

/s/ James A. Sikora
James A. Sikora
Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Shareowners Meeting to Be Held on January 29, 2010—the proxy statement and the annual report are available at www.transferonline.com/tao.

TAO MINERALS LTD.
Officina 301, Carrera 48 #12
Sur 148, Medellin, Colombia

Proxy Statement for the Annual and Special Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Annual and Special Meeting of Stockholders (the “Meeting”) to be held on January 29, 2010 at 10:00 a.m. (local time) at Officina 301, Carrera 48 #12, Sur 148, Medellin, Colombia, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual and Special Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about January 8, 2010 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to “we”, “us” “our” and “Tao Minerals” refer to Tao Minerals Ltd.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the “Common Stock”) as of the close of business on December 16, 2009 (the “Record Date”). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of December 16, 2009, the record date, there were 2,736,849 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, a quorum is two shareholders of our company entitled to vote, represented in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 through 4 and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Transfer Online, Inc., 317 SW Alder Street, Portland, Oregon 97204, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on December 16, 2009 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since February 1, 2008, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our corporation;

2.	any proposed nominee for election as a director of our corporation; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments to our authorized capital or to the Sale, as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of December 16, 2009, we had a total of 2,736,849 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of December 16, 2009, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
James A. Sikora(2) Officina 301, Carrera 48 #12, Sur 148, Medellin, Colombia	15,000 common	0.55%
Duncan Bain 49 Midale Crescent London, ON, Canada M5X 3C2	5,000 common	0.18%
Walter (Terry) Plummer 1804 Lindell Avenue Lindell Beach, BC, Canada, V2R 4W7	2,500 common	0.09%
Directors and Executive Officers as a Group	22,500 common	0.82%

(1) Based on 2,736,849 shares of common stock issued and outstanding as of December 16, 2009. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) On September 1, 2008, we entered into an executive employment agreement with James Sikora, our president and chief executive officer. Pursuant to the terms of the agreement, we agree to pay to Mr. Sikora an annual salary of $120,000 and agreed to issue to Mr. Sikora 500,000 shares of preferred “A” stock. In addition, Mr. Sikora is eligible to earn a cash bonus of up to $150,000 for each twelve month period during the employment term. The agreement shall be for a period of thirty-six (36) months. As of the date of this proxy circular, the preferred “A” stock has not yet been issued to Mr. Sikora.

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended January 31, 2009 and 2008; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended January 31, 2009 and 2008, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)
James A. Sikora(1) President	2009 2008	116,000 80,000	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	116,000 80,000
Julio De Leon Chief Financial Officer	2009 2008	101,000 72,000	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	101,000 72,000

(1)	Mr. Sikora was appointed president on March 5, 2006.

(2)	Mr. De Leon was appointed Chief Financial Officer on September 1, 2006 and resigned on July 13, 2009.

Other than as set out below, there are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

On September 1, 2008, we entered into an executive employment agreement with James A. Sikora, our president and chief executive officer. Pursuant to the terms of the agreement, we agree to pay to Mr. Sikora an annual salary of $120,000 and issue to Mr. Sikora 500,000 shares of preferred “A” stock. In addition, Mr. Sikora is eligible to earn a cash bonus of up to $150,000 for each twelve month period during the employment term. The agreement shall be for a period of thirty-six (36) months.

On September 1, 2008, we entered into a contractor engagement agreement with Julio De Leon. Pursuant to the terms of the agreement, we agree to pay to Mr. De Leon an annual salary of $108,000 and issue to Mr. De Leon 300,000 shares of preferred “A” stock. In addition, Mr. De Leon is eligible to earn a cash bonus of up to $120,000 for each twelve month period during the employment term. The agreement with Mr. De Leon has been terminated do to his resignation on July 13, 2009. As of the date of this Proxy Statement, no shares under the agreement have been issued to Mr. De Leon.

Stock Option Grants to our Named Executive Officers

As at January 31, 2009, our company did not have a stock option plan and our company did not grant any stock options to any named executive officers during the years ended January 31, 2009 or 2008.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards granted to any named executive officer as of January 31, 2009 or 2008.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

There were no options outstanding, and hence no options exercised, by any named executive officers during the years ended January 31, 2009 or 2008.

Compensation of Directors

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The persons named as proxy holders in the enclosed proxy have been selected by the Board of Directors to serve as proxy and will vote the shares represented by valid proxies at the Meeting and any adjournments thereof. It is indicated that, unless otherwise specified in the proxy, they intend to vote for the election as director each of the persons named as a nominee listed below under “Nominees for Director” unless authority to vote in the election of directors is withheld on each proxy. Each nominee is currently a member of the Board of Directors. Each duly elected director will hold office until the 2010 Annual Meeting of Shareholders or until their successor shall have been elected and qualified. Although the Board of Directors of our company does not contemplate that a nominee will be unable to serve, if such situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

Our bylaws provide for our board of directors to consist of at least one director. Each director is elected by a plurality of votes at each annual meeting. We currently operate with a board of directors consisting of four directors.

The nominees for election at the Meeting to fill the positions on our board of directors are James A. Sikora, Duncan Bain and Walter (Terry) Plummer.

Our board of directors unanimously recommends a vote “FOR” the nominees: James A. Sikora, Duncan Bain and Walter (Terry) Plummer.

For further information, please refer to the heading below “Nominees for Director”.

Nominees for Director

The Board of Directors unanimously recommends a vote FOR the election of the nominees listed below.

For each of our company’s directors, the following table sets forth their names, ages, principal occupations, other directorships of public companies held by them and length of continuous service as a director:

Name	Position Held with the Company	Age	Date First Elected or Appointed
James A. Sikora	President & Director	50	February 1, 2006
Duncan Bain	Director	54	March 5, 2006
Walter (Terry) Plummer	Director	69	March 14, 2006

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

James A. Sikora, President and Director

Mr. Sikora was appointed a director on February 1, 2006 and was appointed our president on March 5, 2006.

Over a four-year career, Mr. Sikora supervised drill floor operations on locations throughout Canada and the United States in the high Arctic and offshore Newfoundland and Nova Scotia. Mr. Sikora completed offshore safety, offshore survival and oilfield firefighting courses. Mr. Sikora became Hydril Canadian tubular sales and service manager from 1985 to 1987 and completed an extensive in-house sales and management training program at Hydril Technology Center Houston.

In 1987, upon completion of the Canadian securities course Mr. Sikora joined the equities brokerage business with McNeil Mantha. Mr. Sikora joined Nesbitt Thompson’s Edmonton office shortly thereafter, and over the following three years Mr. Sikora became a licensed commodities broker and options broker in addition to providing equities trading for his client base.

In 1990 until 2005, Mr. Sikora left the brokerage industry to pursue a career in public company finance and consulting. Over 15 years, Mr. Sikora has worked with numerous public companies, providing financing from US, Canadian and European sources in addition to guiding management decision-making on mining projects all over the world.

In 2004 until March 2006 Mr. Sikora was president of Primecap Resources Inc. a private company seeking exploration projects in Colombia

Mr. Sikora was appointed a director of Tao Minerals Ltd. on February 1, 2006 and was appointed our president on March 5, 2006.

Duncan Bain, Director

Mr. Bain was appointed a director on March 5, 2006.

From 1986 to present, Mr. Bain has been the president of Duncan Bain Consulting Ltd., a private consulting firm focusing on the review, mapping, sampling, staking and report preparation of minerals properties in Canada, the United States, Mexico, Peru, Saudi Arabia, China, Colombia, Ecuador, Portugal and Papua/New Guinea. Mr. Bains has aided both gold and silver mining companies in bringing their deposits into production.

Mr. Bain holds a P.Geo designation, is a fellow of the Geological Association of Canada and is a member of the Prospectors and Developers Association of Canada.

Walter (Terry) Plummer, Director

Mr. Plummer was appointed a director on March 14, 2006.

Mr. Plummer is the president of RMS-Ross Corporation, a company engaged in machinery manufacturing and repairs, specializing in gold recovery equipment. Mr. Plummer founded RMS-Ross Corporation in 1982. From February 1998 to June 2001, Mr. Plummer was a director and the president of Consolidated Silver Tusk Mines Ltd., a junior mining exploration company listed on the TSX Venture Exchange. Mr. Plummer is a member of the Canadian Institute of Mining and a member of the Canadian Mineral Processing Association. Mr. Plummer also sits on the board of General Gold Corporation, an exploration stage company in the business of acquisition and exploration of mineral properties.

Information About the Board of Directors

Board and Committee Meetings

Our board of directors held formal meetings during the year ended January 31, 2009 and all other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Corporate Law and our By-laws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Audit Committee

We do not have an Audit Committee, our entire board of directors performs the functions of an Audit Committee. The current size of our board of directors does not facilitate the establishment of a separate committee.

Nominating Committee

We do not have a Nominating Committee, our entire board of director performs the functions of a Nominating Committee and oversees the process by which individuals may be nominated to our board of directors.

The current size of our board of directors does not facilitate the establishment of a separate committee. We hope to establish a separate Nominating Committee consisting of independent directors, if the number of our directors is expanded.

Compensation Committee

We do not have a compensation committee.

Significant Employees

Our significant employees, their ages and positions held are as follows:

Name	Position Held with our Company	Age
Julio C. Calle	Chief Financial Officer	40

Julio C. Calle – Chief Financial Officer

From June 2008 to present, Julio Calle has been the president of Sell Tech International, a private technology sales company engaged in the business of exporting and importing electronics from the United States and China to South America. From 1996 to June 2008, Mr. Calle was the Chief, Office of Sustainable Environment and Education Division (OSEE) of the Department of Environmental Resources Management for Miami-Dade County in Miami,

Florida. In the position of Chief, Mr. Calle was responsible for directing all of the programs of the Office of Sustainable Environment and Education Division including Business Assessments and Outreach, Communications and Media Relations, Environmental Education, Community Sustainable Development, Urban Restoration, Special Events and Safety and Training. Mr. CAlle received his Bachelor of Science from St. Thomas University, a Master of Business Administration and a Master of Science, Industrial Engineering from the University of Miami. Mr. Calle is currently obtaining a Masters in Accounting from Nova Southeastern University.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

Our directors and executive officers, promoters or control persons have not been involved in any of the following events during the past five years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Code of Ethics

We adopted a Code of Ethics applicable to all of our directors, officers, employees and consultants, which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as an exhibit to our annual report on Form 10-K filed with the SEC on June 18, 2009. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC. We will provide a copy of the Code of Ethics and Business Conduct to any person without charge, upon request. Requests can be sent to: Tao Minerals Inc., Officina 301, Carrera 48 #12, Sur 148, Medellin, Colombia.

Audit Committee and Audit Committee Financial Expert

Our board of directors has determined that it does not have a director who qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on the reports received by the Company and on written representations from certain reporting persons, we believe that the directors, executive officers and persons who beneficially own more than 10% of the Company’s common stock during the fiscal year ended January 31, 2009 have been in compliance with Section 16(a), with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Required Forms
James A. Sikora	1(1)	1(1)	1(1)
Julio De Leon(2)	Nil	Nil	Nil
Duncan Bain	Nil	Nil	Nil
Walter (Terry) Plummer	1(1)	1(1)	1(1)

(1)	The executive officer, director or holder of 10% or more of our common stock filed a late Form 3 – Initial Statement of Beneficial Ownership of Securities.

(2)	Julio De Leon resigned as Chief Financial Officer on July 13, 2009

Director Independence

We currently act with three (3) directors, consisting of James A. Sikora, Duncan Bain and Walter (Terry) Plummer. We have determined that Duncan Bain and Walter (Terry) Plummer qualify as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Transactions with Related Persons, Promoters and Certain Control Persons

Except as disclosed herein, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITOR

Stockholder ratification of the appointment of Larry Wolfe, Certified Public Accountant as our independent auditor is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of Larry Wolfe, Certified Public Accountant to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our board of directors determines that such a change would be in the best interests of our company and its stockholders.

Our board of directors has considered and determined that the services provided by Larry Wolfe, Certified Public Accountant are compatible with maintaining the principal accountant’s independence.

Representatives of Larry Wolfe, Certified Public Accountant are not expected to be present at the Meeting.

Our board of directors unanimously recommends a vote “FOR” the ratification of the appointment of Larry Wolfe, Certified Public Accountant as our independent auditors for the ensuing fiscal year.

The following table sets forth the fees billed to the company for professional services rendered by the company's independent registered public accounting firm, for the years ended January 31, 2009, 2008 and 2007:

Services	2009	2008	2007
	$	$	$

Audit fees	13,500	17,500	8,900
Tax fees	Nil	Nil	Nil
All other fees	4,000	Nil	Nil
Total fees	17,500	17,500	8,900

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim consolidated financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Tax Fees. Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

We do not use Larry Wolfe, Certified Public Accountant, for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Larry Wolfe, Certified Public Accountant to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Larry Wolfe, Certified Public Accountant is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee (the functions of which are performed by our entire board of directors); or

  entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors' responsibilities to management.

Our entire board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by our directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by Larry Wolfe, Certified Public Accountant and believe that the provision of services for activities unrelated to the audit is compatible with maintaining Larry Wolfe, Certified Public Accountant’s independence.

PROPOSAL NO. 3 - AMENDMENT TO OUR CORPORATION'S ARTICLES – COMMON STOCK

Our Amended Articles of Incorporation (the "Articles") currently authorize the issuance of 2,760,000 shares of common stock, $0.001 par value, and 1,000,000 shares of preferred “A” stock, $0.001 par value. On October 8, 2009 our Board of Directors approved, subject to receiving the approval of a majority of the shareholders of our common stock, an amendment to our Articles to:

(i)	increase our authorized shares of common stock to 1,000,000,000 shares, par value $0.001 per share,

(ii)

remove the 1,000,000 shares of preferred “A” stock, with a par value of $0.001 per share, from our Articles and to authorize and create up to 100,000,000 shares of preferred stock, par value $0.001 per share, in the capital of our company, for which the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of the shares of preferred stock (the “Preferred Shares”).

Proposal No. 3 is soley to approve the Amendment to our Articles of Incorporation to increase our authorized common stock to 1,000,000,000, par value $0.001.

The general purpose and effect of the amendment to our corporation's Articles is to increase our authorized share capital, which will enhance our company’s ability to finance the development and operation of our business.

Our board of directors approved the amendment to our corporation's Articles to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our shareholders. Potential uses of the additional authorized shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking shareholder approval. Our company is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our shareholders. We do not currently have any agreements for any transaction that would require the issuance of additional shares of common stock. Our common shares carry no pre-emptive rights to purchase additional shares. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

The amendment to our corporation's Articles to increase our authorized share capital will not have any immediate effect on the rights of existing shareholders. However, our board of directors will have the authority to issue authorized common stock without requiring future shareholders approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized common shares are issued in the future, they will decrease the existing shareholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing shareholders.

The increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the shareholders. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent shareholders.

Stockholders should note that our company does not have any current plans, intentions, agreements or understandings to issue any of our common stock, that will result if Proposal No. 3 is approved.

Stockholders should note that Proposal Nos. 3 and 4 (as set out below) are not conditional upon another, therefore should Proposal No. 3 be passed and Proposal No. 4 not pass, the Articles of Amendment set out in Schedule “A” will be filed with the Nevada Secretary of State. Similarly, if Proposal 3 does not pass and No. 4 passes, the Articles of Amendment set out in Schedule “B” will be filed with the Nevada Secretary of State. If Proposal Nos. 3 and 4 both pass, the Articles of Amendment as set out in Schedule “C” will be filed with the Nevada Secretary of State.

Dissenters’ Rights of Appraisal

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to the Amendments and we will not independently provide our stockholders with any such right.

Voting Procedure

The Amendments to our Articles will require the approval of shareholders holding at least a majority of shares of our common stock entitled to be voted at the Meeting.

If Proposal No. 3 is accepted by the stockholders, the Articles of our company will be amended in substantially the same form as attached Schedule “A”, with changes as may be required by the Nevada Secretary of States.

PROPOSAL NO. 4 - AMENDMENT TO OUR CORPORATION'S ARTICLES – PREFERRED STOCK

Our Amended Articles of Incorporation (the "Articles") currently authorize the issuance of 2,760,000 shares of common stock, $0.001 par value, and 1,000,000 shares of preferred “A” stock, $0.001 par value. On October 8, 2009 our Board of Directors approved, subject to receiving the approval of a majority of the shareholders of our common stock, an amendment to our Articles to:

(i)	increase our authorized shares of common stock to 1,000,000,000 shares, par value $0.001 per share,

(ii)

remove the 1,000,000 shares of preferred “A” stock, with a par value of $0.001 per share, from our Articles and to authorize and create up to 100,000,000 shares of preferred stock, par value $0.001 per share, in the capital of our company, for which the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of the shares of preferred stock (the “Preferred Shares”).

Stockholders should note that Proposal Nos. 3 and 4 are not conditional upon another, therefore should Proposal No. 3 be passed and Proposal No. 4 not pass, the Articles of Amendment set out in Schedule “A” will be filed with the Nevada Secretary of State. Similarly, if Proposal 3 does not pass and No. 4 passes, the Articles of Amendment set out in Schedule “B” will be filed with the Nevada Secretary of State. If Proposal Nos. 3 and 4 both pass, the Articles of Amendment as set out in Schedule “C” will be filed with the Nevada Secretary of State.

The general purpose and effect of the amendment to our corporation's Articles to authorize the Preferred Shares, which will enhance our company’s ability to finance the development and operation of our business.

Our board of directors approved the amendment to our corporation's Articles is to authorize the Preferred Shares so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our shareholders. Potential uses of the Preferred Shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Allowing for the ability to issue the Preferred Shares will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking shareholder approval. Our company is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our shareholders. We do not currently have any agreements for any transaction that would require the creation of the preferred shares. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

The amendment to our corporation's Articles to authorize the Preferred Shares will not have any immediate effect on the rights of existing shareholders. However, our board of directors will have the authority to issue the Preferred Shares without requiring future shareholders approval of such issuances, except as may be required by applicable law or exchange regulations.

Our board of directors may authorize and issue classes of Preferred Shares that have rights that are preferential to our common stock. Such rights may include:

  the payment of dividends in preference and priority to any dividends on our common stock;

  preference to any distributions upon any liquidation, dissolution or winding up of our company;

  voting rights that may rank equally to, or in priority over, our common stock;

  mandatory redemption by the company in certain circumstances, for amounts that may exceed the purchase price of the Preferred Shares;

  conversion provisions for the conversion of the Preferred Shares into common stock;

  pre-emptive or first refusal rights in regards to future issuances of common stock or Preferred Shares by the company; or

  rights that restrict our company from undertaking certain corporate actions without the approval of the holders of the Preferred Shares.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent shareholders.

Stockholders should note that our company does not have any current plans, intentions, agreements or understandings to issue any of our common stock, nor preferred stock that will result if Proposal No. 4 is approved.

Currently, there are 500,000 shares of preferred “A” stock which are authorized for issuance to Mr. Sikora. As at the date of this proxy circular, the preferred “A” stock is unissued. If Proposal No. 4 is approved, the preferred “A” stock authorized for issuance will be converted on a one (1) for one (1) basis to shares of preferred stock.

Dissenters’ Rights of Appraisal

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to the Amendments and we will not independently provide our stockholders with any such right.

Voting Procedure

The Amendments to our Articles will require the approval of shareholders holding at least a majority of shares of our common stock entitled to be voted at the Meeting.

“HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ James A. Sikora
James A. Sikora
Director

PROXY CARD

ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF
TAO MINERALS LTD.
(the “Company”)

TO BE HELD AT OFFICINA 301, CARRERA 48 #12, SUR 148, MEDELLIN, COLOMBIA
ON FRIDAY, JANUARY 29, 2010 at 10:00 a.m. (local time)
(the “Meeting”)

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, James A. Sikora, an officer of the Company, or failing this person, Julio C. Calle, an officer of the Company, or in the place of the foregoing, ___________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

[ ]             Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m., January 27, 2010 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1: Election of Directors:
James A. Sikora	FOR	[ ]	WITHHELD	[ ]
Duncan Bain	FOR	[ ]	WITHHELD	[ ]
Walter (Terry) Plummer	FOR	[ ]	WITHHELD	[ ]

PROPOSAL 2: To ratify the appointment of Larry Wolfe, Certified Public Accountant as the Company’s independent public accounting firm for the fiscal year ending January 31, 2010	FOR	[ ]	AGAINST	[ ]

PROPOSAL 3: Amendment to Articles – increase in authorized share capital	FOR	[ ]	AGAINST	[ ]

PROPOSAL 4: Amendment to Articles –authorization the removal and the creation of shares of preferred stock, issuable in series	FOR	[ ]	AGAINST	[ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated: ___________________________	Signature: _________________________________________

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.         This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.         If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3.         A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.         A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)        appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)        appoint another proxyholder.

5.         The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Transfer Online, Inc., by mail in the enclosed business reply envelope, at any time up to and including 10:00 a.m. (local time) on January 27, 2009, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Or

VOTE BY INTERNET

          Go online at www.transferonline.com/proxy and cast your ballot electronically, in accordance with the following instructions.

Your Proxy ID is: 237	Your Authorization Code is: «Authorization_Code»

Instructions for voting electronically:

1.	Go to www.transferonline.com/proxy
2.	Enter your Proxy ID and Authorization Code
3.	Press Continue
4.	Make your selections
5.	Press Vote Now

If there you have any questions please don’t hesitate to email us at proxy@transferonline, or call us at 503-227-2950

SCHEDULE A

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

TAO MINERALS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

The Capital Stock shall consist of 1,000,000,000 shares of common stock, $0.001 par value, all of which stock shall be entitled to voting power, and 1,000,000 shares of preferred “A” stock, $0.001 par value. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195 and 78.1955), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of preferred stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ___________________________

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.
This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 7-1-08

SCHEDULE B

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

TAO MINERALS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

The Capital Stock shall consist of 2,760,000 shares of common stock, $0.001 par value, all of which stock shall be entitled to voting power, and 100,000,000 shares of preferred stock, $0.001 par value. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195 and 78.1955), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of preferred stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ___________________________

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.
This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 7-1-08

SCHEDULE C

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

TAO MINERALS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

The Capital Stock shall consist of 1,000,000,000 shares of common stock, $0.001 par value, all of which stock shall be entitled to voting power, and 100,000,000 shares of preferred stock, $0.001 par value. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195 and 78.1955), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of preferred stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of  incorporation* have voted in favor of the amendment is: ___________________________

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.
This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 7-1-08